UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Global Crossing Airlines Group Inc.

(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Global Crossing Airlines Group Inc.

Bldg. 5A, Miami International Airport, 4th floor

4200 NW 36th Street, Miami, FL 33166

October 31, 2023

Dear Fellow Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Global Crossing Airlines Group Inc. on Wednesday, December 13, 2023, at 10:00 a.m. Eastern Standard Time held at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166.

Details about the business to be conducted at the Annual Meeting and other information can be found in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. As a stockholder, you will be asked to vote on two proposals as well as any other business that properly comes before the Annual Meeting.

Your vote is important. After reading the attached Notice of Annual Meeting of Stockholders and Proxy Statement, please submit your proxy or voting instructions promptly.

On behalf of the management team and your Board of Directors, thank you for your continued support and interest in Global Crossing Airlines Group Inc.

Sincerely,

/s/ Edward Wegel
Edward Wegel
Chief Executive Officer and Chairman

Global Crossing Airlines Group Inc.

Bldg. 5A, Miami International Airport, 4th floor

4200 NW 36th Street, Miami, FL 33166

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 13, 2023

The 2023 Annual Meeting of Stockholders of Global Crossing Airlines Group Inc. (the “Company”) will be held on Wednesday, December 13, 2023, at 10:00 a.m. Eastern Standard Time (“EST”) at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166 (the “Annual Meeting”).

You are entitled to participate in the Annual Meeting if you were a stockholder of the Company as of the close of business on October 19, 2023, the record date for the Annual Meeting. The Notice of Annual Meeting, Proxy Statement and 2022 Annual Report are available on the Company’s website at www.globalairlinesgroup.com under “Investor Relations – SEC Filings.” The Annual Meeting is being held for the following purposes:

1.
To elect Edward Wegel, Alan Bird, T. Allan McArtor, Chris Jamroz, Deborah Robinson, Cordia Harrington, and Andrew Axelrod as members of our Board of Directors, each to serve for a one-year term;
2.
To ratify the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.
To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof.

The Company urges stockholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in these proxy materials for the Annual Meeting. Stockholders who attend the Annual Meeting by following the instructions in these proxy materials will have an opportunity to vote and to submit questions during the meeting.

Only stockholders of record as of the close of business on October 19, 2023, are entitled to receive notice of and to vote at the Annual Meeting and all adjournments or postponements thereof. Stockholders who hold shares in street name may vote through their brokers, banks or other nominees.

Regardless of the number of shares you own and whether you plan to attend the Annual Meeting, please vote. All stockholders of record can vote (i) over the Internet by accessing the Internet website specified on the enclosed proxy card or voting instruction form and following the instructions provided to you, (ii) by calling the toll-free telephone number specified on the enclosed proxy card or voting instruction form and following the instructions when prompted, (iii) by written proxy by signing and dating the enclosed proxy card and returning it, or (iv) by attending the Annual Meeting in accordance with the instructions provided in the proxy statement.

We encourage you to receive all proxy materials in the future electronically to help us save printing costs and postage fees, as well as natural resources in producing and distributing these materials. If you wish to receive these materials electronically in the future, please follow the instructions on the proxy card or voting instruction form.

By Order of the Board of Directors,

/s/ Edward Wegel
Edward Wegel
Chief Executive Officer and Chairman
October 31, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 13, 2023

This Notice of Annual Meeting and Proxy Statement and our 2022 Annual Report are available on our website at www.globalairlinesgroup.com under “Investor Relations — SEC Filings”

Global Crossing Airlines Group Inc.

Bldg. 5A, Miami Int’l Airport, 4th floor

4200 NW 36th Street, Miami, FL 33166

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 13, 2023

This Proxy Statement is being furnished to our stockholders of record as of the close of business on October 19, 2023 in connection with the solicitation by our Board of Directors of proxies for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166 on Wednesday, December 13, 2023, at 10:00 am. EST, or at any and all adjournments or postponements thereof, for the purposes stated in the Notice of Annual Meeting of Stockholders. The approximate date of mailing of this Proxy Statement and the enclosed form of proxy is October 31, 2023.

Unless we state otherwise or the context otherwise requires, references in this proxy statement to “we,” “our,” “us,” or the “Company” are to Global Crossing Airlines Group Inc., a Delaware corporation.

QUESTIONS AND ANSWERS ABOUT

THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because our Board of Directors (our “Board”) is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions on your proxy card or voting instruction form to vote over the telephone or through the Internet.

How do I attend the Annual Meeting?

The Annual Meeting will be held in person only at Bldg. 5A, Miami Int’l Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166 on Wednesday, December 13, 2023, at 10:00 a.m. EST.

All attendees will be asked to present a government‑issued photo identification, such as a driver’s license or passport. If you are a stockholder of record, the name on your photo identification will be verified against the October 19, 2023, list of stockholders of record prior to your being admitted to the Annual Meeting. If you are the beneficial owner of shares held in “street name” by a broker, bank or nominee, you must present both proof of ownership and valid photo identification to attend the Annual Meeting. If you hold shares through an account with a bank, broker or other nominee, contact your bank, broker or other nominee to request a legal proxy to vote your shares in person at the Annual Meeting. Such legal proxy will serve as proof of your ownership. A recent brokerage statement or letter from your bank, broker or other nominee showing that you owned common stock as of October 19, 2023, also serves as proof of ownership for purposes of attending the Annual Meeting but will not allow you to actually vote your shares at the Annual Meeting.

If you do not have valid photo identification and we are unable to verify ownership of your shares as of October 19, 2023, you will not be admitted into the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on October 19, 2023, the record date for the Annual Meeting, and beneficial owners on the record date, who request and obtain a valid proxy from your broker, bank or other agent, will be entitled to vote at the Annual Meeting. As of October 19, 2023, there were 39,332,164 shares of common stock outstanding and entitled to vote. For ten days prior to the Annual Meeting, during normal business hours, a complete list of all stockholders on the record date will be available for examination by any stockholder at the Company’s offices at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166. The list of stockholders will also be available electronically during the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on October 19, 2023, your shares were registered directly in your name with our transfer agent, Computershare Investor Services Inc., then you are a stockholder of record. As a stockholder of record, you may vote at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or through the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If at the close of business on October 19, 2023, your shares were held in an account at a brokerage firm, bank, dealer or similar organization, rather than in your own name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are two matters scheduled for a vote:

1.
To elect Edward Wegel, Alan Bird, T. Allan McArtor, Chris Jamroz, Deborah Robinson, Cordia Harrington and Andrew Axelrod as members of our Board of Directors, each to serve for a one-year term; and
2.
To ratify the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

What are the recommendations of our Board?

Unless you give other instructions on your proxy card, or by telephone or on the Internet, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board. Our Board recommends a vote:

•
FOR the election of the nominated slate of directors (see Proposal 1); and
•
FOR the ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (see Proposal 2).

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If you have submitted a proxy and any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his/her best judgment.

How do I vote?

For Proposal 1, you may either vote “For” all the nominees to be a member of the Board or you may “Withhold” your vote for any one or more nominees you specify. For Proposal 2 you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting by following the procedures set forth below, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•
To vote at the Annual Meeting we will give you a ballot or such other procedures described by us.
•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•
To vote by proxy over the telephone or by internet, follow the instructions on the proxy card you received. If voting by telephone or internet, your vote must be received by 11:59 p.m. EST on December 12, 2023, to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or through the Internet as instructed by your broker or bank. To vote at the Annual Meeting, you must obtain a legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned at the close of business on October 19, 2023.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or in person at the Annual Meeting, your shares will not be voted, and your shares will count as “not present” for purposes of the establishment of a quorum for the meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the proposal is considered to be a “routine” matter.

See below under “What are broker non-votes?” for more information. At the Annual Meeting, only Proposal 2 is considered a routine matter. Accordingly, without your instructions, your broker or nominee may not vote your shares on Proposal 1 but may vote your shares on Proposal 2.

What if I return a signed proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the seven nominees to our Board, , and “For” the ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his/her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy card in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•
You may submit another properly completed proxy card with a later date.
•
You may grant a subsequent proxy by telephone or through the Internet.
•
You may send a timely written notice that you are revoking your proxy to our General Counsel at Bldg. 5A, Miami Int’l Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166.
•
You may attend the Annual Meeting and vote there. Simply attending the meeting will not, by itself, revoke your proxy. Your most recent proxy card or telephone or Internet proxy is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank for changing your vote.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 30, 2023, to our General Counsel at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166. All proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.

If you wish to submit a proposal to be acted on at next year’s annual meeting but not included in next year’s proxy materials, or if you wish to nominate a director, you must provide written notice as required by our bylaws no earlier than the opening of business on August 15, 2023 and no later than the close of business on September 14, 2023 to our General Counsel at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166. If next year’s annual meeting is called for a date that is before November 13, 2024 or February 21, 2025, written notice of such proposal or nomination must be provided to our General Counsel at Bldg. 5A, Miami International Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166 no earlier than the opening of business on the 120th day before the date of next year’s annual meeting and no later than the later of (a) the close of business on the 90th day before next year’s annual meeting or (b) the close of business on the 10th day following the day on which public announcement of the date of next year’s annual meeting is first made by the Company.

You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, (i) for the election of directors (Proposal 1), votes “For,” “Withhold” and broker non-votes, and (ii) for the ratification of the appointment of our independent registered public accounting firm (Proposal 2), votes “For,” “Against,” abstentions and, if applicable, broker non-votes. Broker non-votes, if applicable, will have no effect on the outcome of Proposal 1. Abstentions and broker non-votes, if applicable, will not be counted towards the vote total for Proposal 2, and thus will have no effect on the outcome of such proposal.

What are “broker non-votes”?

Your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. Proposal 1will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote.” Because banks, brokers and nominees are permitted to vote uninstructed shares on Proposal 2, broker non-votes will be counted for the purpose of determining the existence of a quorum at the Annual Meeting, but will not count for purposes of determining the number of votes cast on Proposal 1. You should instruct your broker to vote your shares in accordance with directions you provide.

How many votes are needed to approve each proposal?

•
For Proposal 1, directors are elected by a plurality of the votes cast, which means that the seven nominees for director receiving the most votes cast (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected as members of the Board. Only votes “For” will affect the outcome.
•
To be approved, Proposal 2, the ratification of the appointment of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023, must receive “For” votes from the holders of a majority of the votes cast. Abstentions will have no effect on the outcome of this proposal.

What is the quorum requirement?

Holders of one-third of the voting power of the Company’s issued and outstanding capital stock entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the Annual Meeting will have the power to adjourn the Annual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results may be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K (a “Form 8-K”) that we expect to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K, within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the Internet?

The Notice of Annual Meeting and Proxy Statement and 2022 Annual Report are available on our website at www.globalairlinesgroup.com under “Investor Relations — SEC Filings.”

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consist of eight directors as a single class. The term of each directorship is one year, so that one class of directors is elected each year. All directors are elected for a one-year term and until their successors are elected and qualified, or, if sooner, until the director’s death, resignation or removal.

At the Annual Meeting, our stockholders will vote to elect the seven directors, Edward Wegel, Alan Bird, T. Allan McArtor, Chris Jamroz, Deborah Robinson, Cordia Harrington and Andrew Axelrod. The directors will have a term expiring at the 2024 Annual Meeting of Stockholders. Information concerning each nominee for director is set forth below under “Directors and Executive Officers.”

Directors are elected by a plurality of the votes cast. The seven nominees for director receiving the most votes cast “FOR” such director (from the holders of shares present or represented by proxy and entitled to vote on the election of directors) will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. Broker non-votes, if applicable, will have no effect on the outcome of this proposal. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

The Board has adopted a policy (“Majority Voting Policy”) stipulating that if the shares voted in favor of the election of a director nominee at a meeting of the Company’s stockholders represent less than a majority of the total shares voted for and voted as withheld at the meeting, the director nominee will submit his resignation promptly after such meeting to the Nominating and Corporate Governance Committee’s consideration. After reviewing the matter, the Corporate Governance and Nominating Committee will make a recommendation to the Board, and the Board’s subsequent decision to accept or reject the resignation offer will be publicly disclosed.

With the exception of exceptional circumstances that would warrant the continued service of the subject director on the Board, the Nominating and Corporate Governance Committee shall be expected to accept and recommend acceptance of the resignation by the Board of Directors. Within 90 days following the applicable meeting of the Company’s stockholders, the Board shall make its decision, on the Nominating and Corporate Governance Committee’s recommendation and in making its decision the Board shall be required to accept the resignation of the subject director nominee, absent exceptional circumstances. The director nominee will not participate in any Nominating and Corporate Governance Committee or Board deliberations regarding the resignation offer. The Majority Voting Policy does not apply in circumstances involving contested director elections.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF Edward Wegel, Alan Bird, T. Allan McArtor, CHRIS JAMROZ, Deborah Robinson, Cordia HARRINGTON, and andrew axelrod AS MEMBERS OF OUR BOARD.

DIRECTORS AND EXECUTIVE OFFICERS

Directors

DIRECTOR NOMINEES

For Terms Expiring at the Next Annual Meeting of Stockholders

Edward J. Wegel, 65, Director since June 2020

Edward J. Wegel serves as our Chairman and Chief Executive Officer. Mr. Wegel is a seasoned airline executive with 36 years of broad experience in financing, operations, and distribution. Mr. Wegel has served as a board member of public and private airlines, including Atlantic Coast Airlines, BWIA International Airlines and Eastern Airlines. Mr. Wegel is an experienced deal-maker who has led initial public offerings, privatizations, major aircraft orders, and alliance negotiations. He has extensive company restructuring experience. He served as the President and CEO of Eastern Air Lines Group from April 2008 through December 2016, Founder and President of Avi8 Air Capital, an aviation consulting practice from January 2017 through today before his current role of Chairman and CEO of the Company in September 2019.

Other accomplishments include: drafted the first business plan for JetBlue; focused on the then relatively new Airbus A320s and chose JFK as its base of operations; created Republic Airways with an industry-leading order for 80 EMB 145 aircraft in 1998; oversaw the acquisition of Chautauqua Airlines (where he served as Chief Executive Officer); and conceived and led the privatization and financing of BWIA International Airways, Trinidad, operating 20 L1011 and MD-80 aircraft and serving as National Airline for Trinidad, Guyana, St. Lucia, and Barbados, among and other island nations. As Chief Executive Officer, in 1995, Mr. Wegel achieved BWIA’s first ever profit in 57 years (BWIA International Airways now operates as Caribbean Airlines); co-founded Atlantic Coast Airlines/United Express in 1990, one of the first United Airlines regional airlines. Mr. Wegel served as head of finance and as a board member for Atlantic Coast Airlines, leading over $100 million in financing for operations and aircraft finance. Mr. Wegel served as a commissioned officer in the U.S. Army and received an MBA from the University of Northern Colorado after graduating from the United States Military Academy at West Point.

We believe that Mr. Wegel’s qualifications to serve on our Board include his more than 35 years’ experience in aircraft financing, operations and distributions; and his experience serving as an executive officer or director on the boards of directors of other publicly traded and privately-held aviation companies.

Alan Bird, 61, Director since June 2020

Alan Bird was elected to the Board in June 2020. Mr. Bird has over 25 years of experience in the airline finance industry, holding senior financial and advisory positions, including executive positions with VivaAerobus, Tiger Airways, and British Midland. From 2017 to the present, Mr. Bird has served as an advisor to Irelandia Aviation with respect to Viva Air, Viva Columbia and Viva Peru. From 2012 to 2017 he was the Chief Financial Officer for VivaAerobus where he helped build one of the most efficient airlines in the world. Previously, Mr. Bird was the Chief Financial Officer at Tiger Airways, a low-cost airline in Asia. Prior to his role with Tiger Airways, he was the Finance Director at British Midland Airlines for over a decade. Mr. Bird is also a Project Advisor to Irelandia Aviation, a low-cost carrier. Mr. Bird is a Chartered Accountant and holds an honors degree in Mathematical Economics from Birmingham University.

We believe that Mr. Bird’s qualifications to serve on our Board include his extensive experience as an executive with major airlines, his accounting expertise and his knowledge and understanding of the aviation industry.

T. Allan McArtor, 81, Director since January 2021

Allan McArtor was elected to the GlobalX board in January 2021 and serves as Vice Chairman. He served as Chairman of Airbus Americas, Inc. from 2001 to 2018, retiring as Chairman Emeritus. Before joining Airbus he was founder chairman and CEO of Legend Airlines, a regional airline based at Dallas Love Field, Texas. He was appointed by President Ronald Reagan and served as the FAA Administrator from 1987 to 1989.

Mr. McArtor served on the senior management team of Federal Express from 1979 to 1987 and 1989 to 1994, first as Senior Vice President Telecommunications during the development of FedEx’s extensive satellite-based digital network and subsequently as Senior Vice President Air Operations for FedEx, where he oversaw all of the airline operations including maintenance, strategic planning, and flight operations, as well as aircraft fleet acquisition. Mr. McArtor was an active-duty Air Force officer from 1964 to 1974 during which time he served as a combat fighter pilot, an Associate Professor of Engineering Mechanics at the Air Force Academy, and a pilot with the U.S. Air Force’s Thunderbirds Aerial Demonstration Team. He is a 1964 graduate of the U.S. Air Force Academy (BSE) where he was Cadet Wing Commander, and he holds a master’s degree MSE from Arizona State University.

We believe that Mr. McArtor’s qualifications to serve on our Board include his extensive experience as an executive with a major airline manufacturer, his regulatory expertise and his knowledge and understanding of the aviation industry.

Deborah Robinson, 59, Director since June 2020

Deborah Robinson was elected to the Board in June 2020. Ms. Robinson founded Bay Street HR in 2001, an outsourced human resources service provider to start-ups and mid-sized companies and remains on as Managing Partner. Prior to founding Bay Street HR, Ms. Robinson was Executive Director at CIBC World Markets from November 1995 until December 2000 where she oversaw human resources for Global Investment Banking. She also held senior HR positions at Fidelity Investments and American Express Travel in Boston and New York City. Ms. Robinson has been a Director and Chair of Park Lawn Corporation (PLC-tsx) since June 2019 and a Director of Timbercreek Financial (TF-tsx) since November 2021. Ms. Robinson also serves on the board of Best Buddies Canada, a global charitable organization dedicated to supporting individuals with intellectual disabilities. She is a graduate of the University of Toronto, Rotman School Directors Education Program (2010) and holds an ICD designation.

We believe that Ms. Robinson qualifications to serve on our Board include her extensive human resources experience; and her experience serving as a director on the boards of directors of other publicly-traded and privately held companies.

Cordia Harrington, 70, Director since June 2021

Cordia Harrington has served on our Board since June 2021. Since 1996, Ms. Harrington has served as Chief Executive Officer and Founder of Crown Bakeries, a manufacturer in the wholesale baking, frozen dough and storage industries. From 1990 to 1998, Ms. Harrington owned and operated three McDonald’s franchises. From 2007 to 2013, she served on the Board of Directors of the Federal Reserve Bank of Atlanta, Nashville Branch. Ms. Harrington served on the Emergent Cold Board of Directors and the Tennessee Education Lottery Board. She is a member of the Chief Executives Organization Board of Directors (Past President), American Bakers Association Board of Directors (President), the Belmont University Board of Trustees, and the Women Corporate Directors. She holds a BSHE from the University of Arkansas at Fayetteville and Doctorate from the University of Arkansas.

We believe that Ms. Harrington’s qualifications to serve on our Board include her over 26 years as a senior executive; and her experience serving as a director on the boards of directors of other regulatory agencies and privately-held companies.

Andrew Axelrod, 41, Director since August 2023

Andrew Axelrod is the Managing Partner and Portfolio Manager of Axar Capital Management LP (“Axar”) and is ultimately responsible for all investment, risk and business management functions. Before founding Axar, Mr. Axelrod was a Partner and Co-Head of North American Investments for Mount Kellett Capital Management, a private investment organization with over $7 billion of assets under management. Mr. Axelrod joined Mount Kellett at the firm’s inception and worked there for over 6 years. Prior to joining Mount Kellett, Mr. Axelrod worked at Kohlberg Kravis Roberts & Co. L.P. and The Goldman Sachs Group, Inc. Mr. Axelrod graduated magna cum laude with a B.S. in Economics from Duke University.

We believe that Mr. Axelrod’s qualifications to serve on our Board include his extensive experience as a finance executive, and his investment, risk and business management experience.

Chris Jamroz, 45, Director Nominee

Chris Jamroz is the Executive Chairman of the Board and CEO at Roadrunner Freight. Mr. Jamroz is a highly experienced executive focused on creating shareholder value through active executive management of portfolio companies in transportation, logistics and cyber security. Mr. Jamroz also serves as the Executive Chairman of the Board and CEO at Ascent, a privately-owned freight forwarding and domestic brokerage services provider. He is also the founding partner of LyonIX Holdings LLC, a specialty investment, equipment leasing and direct operations private fund.

Before coming to Roadrunner, Mr. Jamroz served in executive roles at Emergent Cold, STG Logistics, and Garda Cash Logistics. He also serves as Governor of the Royal Ontario Museum, Canada’s largest museum. He holds a BA in Business Studies with First Class Honors (Summa Cum Laude) from Birmingham City University in the UK as well as an MBA with Distinction from York University in Canada.

We believe that Mr. Jamroz’s qualifications to serve on our Board include his extensive experience as a logistics and transportation executive, and his investment, risk and business management experience.

Executive Officers

Our current executive officers are as follows:

Name	Age	Title

Edward Wegel	65	Chief Executive Officer and Chairman
Ryan Goepel	49	Executive Vice President and Chief Financial Officer
George Hambrick	76	Chief Safety Officer
Indyara Andion	48	Vice President & General Counsel
Sheila Paine	69	Corporate Secretary

Mr. Wegel’s biographical information is set forth above. The following is biographical information for our executive officers.

Ryan Goepel, 49, Director since June 2020

Ryan Goepel serves as our Chief Financial Officer. Mr. Goepel is the Chief Financial Officer of Avi8. He is also the Chief Financial Officer of Global Crossing Airlines, Inc. since February 2020, and was elected to the board of directors of the Company in June 2020. Mr. Goepel is a seasoned finance and operations executive with over 20 years of experience, most recently serving as Chief Financial Officer for Flair Airlines Canada (“Flair”) from August 2018 to November 2019 to transition from a Boeing 737 charter operator to a profitable, low-cost scheduled service carrier. Profitability was achieved at Flair through the modernization of the fleet, optimization of the flight schedule to focus and grow profitable routes, revamping key personnel, and the installation of a data driven, cost conscious operating mentality while preserving best-in-class safety, reliability and on time performance. Prior to Flair, Mr. Goepel served as Chief Financial Officer for Viking Exploration, an international oil and gas company, from December 2016 to August 2018, where he raised seed capital from a broad group of investors. Prior to Viking Exploration, Mr. Goepel served as Chief Financial Officer of CC Reservoirs, a Geoscience software company, from April 2015 to December 2016, where he was responsible for the accounting, compliance, treasury, tax, and strategic planning functions and was instrumental in establishing new offices and entities in South America, the Middle East and the Far East. Prior to CC Reservoirs, Mr. Goepel served as Chief Financial Officer of ZEiTECS, an artificial lift technology company, from December 2010 to April 2015, where he oversaw its sale to Schlumberger; KBR Services Business Unit Finance Leader overseeing 12,000 employees growing revenue from $300 million to $3 billion. In addition, Mr. Goepel served as the Director of Global Finance during the Burger King turnaround that culminated with its first ever public debt raise and successful initial public offering. He is a Certified Management Accountant, with an MBA from Texas A&M University and Bachelor of Arts from the University of British Columbia.

George Hambrick, 76, Chief Safety Officer

Mr. Hambrick has over 54 years of experience in military and commercial aviation as an Army aviator, major airline Captain flying 777s, and as a senior FAA Inspector. Mr. Hambrick has over 4,500 hours flying rotary wing aircraft and over 12,000 flying fixed wing commercial jet aircraft. He has flown off-shore helicopter operations and retired after twenty years in the United States Army and Air Force. He then joined American Airlines, where he flew multiple aircraft types including the 777, and after retirement he worked for the Federal Aviation Administration (FAA) as both a Senior Aviation Analyst and an Aviation Safety Inspector and Manager. Mr. Hambrick is an industry wide recognized aircraft safety expert with deep knowledge of the Safety Management System (SMS), OSHA, ICAO, IATA and FAA. He has worked with domestic and foreign governments and operators in many safety-related fields. Mr. Hambrick graduated from Louisiana Tech University with a BS in Aviation Technology and from the US Air Command and Staff College. He also attended the University of Southern California (USC) Flight Safety Degree Program.

Indyara Andion, 48, Vice President & General Counsel

Ms. Andion is a seasoned attorney with more than 15 years of experience in the aviation industry and supporting multinational companies with a variety of legal matters in the United States and abroad. She joins GlobalX from Amerijet International, Inc., an all-cargo U.S. air carrier, where she most recently held the position of Corporate Secretary and Assistant General Counsel. Prior to Amerijet, Ms. Andion was a Partner at Piquet Law Firm P.A., a Miami-based boutique law firm, and served as Corporate Secretary and Senior Attorney for Embraer, one of the largest aircraft manufacturers in the world. Indyara graduated from the Florida International University College of Law and of the Florida International University College of Business.

Sheila Paine, 69, Corporate Secretary

For the past 14 years, Ms. Paine has acted as Corporate Secretary for a number of public companies trading on various stock exchanges. Ms. Paine has over 31 years’ experience as a senior paralegal/legal assistant, specializing in corporate, securities and regulatory matters. Ms. Paine was the long-time corporate secretary of Canada Jetlines before its reorganization as GlobalX. Ms. Paine is also employed by King & Bay West Management Corp. in British Columbia.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

Pursuant to NEO Exchange listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. Consistent with this requirement, based on the review and recommendation of our Nominating and Corporate Governance Committee, our Board reviewed the relevant identified transactions or relationships between each of our directors, or any of their family members, and us, our senior management and our independent registered public accounting firm, and has affirmatively determined that each of Messrs. Bird, McArtor, Jamroz, and Axelrod and Mmes. Robinson and Harrington meets the standards of independence under the applicable NEO Exchange listing standards. In making this determination, our Board found all of our directors (other than Mr. Wegel, our Chief Executive Officer) to be free of any relationship that would impair his individual exercise of independent judgment with regard to us. Our Board has also determined that each member of its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is independent under NEO Exchange rules.

Board Leadership Structure

Our Board believes it is important to maintain flexibility as to the Board’s leadership structure, but supports maintaining a non-management director in a leadership role at all times, whether as Vice Chairman or Lead Director. Under our current structure, Mr. Wegel currently serves as the Chairman of the Company’s Board. The Chair is not independent. The Chair’s responsibilities include, without limitation, ensuring that the Board works together as a cohesive team with open communication and works to ensure that a process is in place by which the effectiveness of the Board, its committees and its individual directors can be evaluated on a regular basis. The Chairman also acts as the primary spokesperson for the Company’s Board, ensuring that management is aware of concerns of the Company’s Board, stockholders, other stakeholders and the public and, in addition, ensures that management strategies, plans and performance are appropriately represented to the Board.

The Board of Directors considers that management is effectively supervised by the independent directors on an informal basis, as the independent directors are actively and regularly involved in reviewing the operations of the Company and have regular and full access to management. The independent directors of the Company meet separately in “in-camera” sessions at Board meetings when considered appropriate. The independent directors are also able to meet at any time without any members of management, including the non-independent directors, being present. In addition, due to the fact the Chairman, Edward Wegel, is not independent, the Company has appointed T. Allan McArtor as Vice Chairman of the Board. The Vice Chairman acts as Chairman when the Chairman is not present at meetings and is responsible for ensuring the Board functions independently of management.

Role of the Board in Risk Oversight

One of the Board’s key functions is informed oversight of our risk management process. The Board directly oversees our risk management function as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, while our Board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board. The Chairman has the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

Meetings of the Board of Directors

Our business, property and affairs are managed under the supervision of our Board. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer and other officers and employees, by reviewing materials provided to them during visits to our offices and by participating in meetings of the Board and its committees.

The Board held a total of 6 meetings in 2023. The standing committees of the Board are the Audit Committee (3 meetings), the Compensation Committee (1), the Nominating and Corporate Governance Committee (2), and the Safety Committee (3). The charter for each of our standing Board committees is posted on our website at www.globalairlinesgroup.com under “Investor Relations — Charters & Policies.” All directors attended 95% or more of the combined total number of meetings of the Board and each of the Board committees on which they served during 2023. The following table provides membership and meeting information for 2023 for each of our Board committees:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Safety Committee
Edward Wegel				X
Ryan Goepel
Alan Bird	X*
T. Allan McArtor		X	X	X*
John Quelch	X		X
Deborah Robinson	X	X*
Cordia Harrington		X	X*

* Committee Chair

(1)
In 2023 committee actions were conducted by written consent resolution.
(2)
In 2023 committee actions were conducted by written consent resolution.
(3)
In 2023 committee actions were conducted by written consent resolution.

Below is a description of each committee of our Board.

Audit Committee

Each member of the Audit Committee is financially literate and our Board has determined that Alan Bird qualifies as an “audit committee financial expert” as defined in applicable SEC rules because she meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience. The responsibilities of our Audit Committee include, among other things:

•
reviewing and discussing with management and the independent auditor the annual audited financial statements;
•
reviewing analyses prepared by management or the independent auditor concerning significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•
discussing with management major risk assessment and risk management policies;
•
monitoring the independence of the independent auditor;
•
assuring the regular rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit required by law;
•
reviewing and approving all related party transactions;
•
pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•
appointing or replacing (subject to stockholder ratification, if deemed advisable by the Board) the independent auditor; and
•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters.

Compensation Committee

The Compensation Committee is responsible for overseeing matters relating to compensation of our Chief Executive Officer and other executive officers and employees, including the administration of incentive-based and equity-based compensation plans. The functions of our Compensation Committee include, among other things:

•
reviewing and advising the Board regarding our compensation philosophies and policies;
•
establishing criteria for the Board’s annual performance evaluation of the Chief Executive Officer and reviewing and making recommendations to the Board regarding all compensation of our Chief Executive Officer;
•
approving grants of options and other equity awards to our Chief Executive Officer and all other executive officers, directors and all other eligible individuals;
•
making recommendations to the Board regarding director compensation; and
•
monitoring and assessing risks associated with our compensation policies.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board and to assist the Board in developing and ensuring compliance with the Company’s foundational and corporate governance documents. The functions of our Nominating and Corporate Governance Committee include, among other things:

•
identifying and recommending to the Board individuals qualified to serve as directors of the Company;

•
advising the Board with respect to the Board composition, procedures and committees, including establishing criteria for annual performance evaluations of the Board committees by the Board;
•
advising the Board with respect to proposed changes to the Company’s certificate of incorporation, bylaws and corporate governance policies;
•
reviewing the Company’s Code of Ethics;
•
advising the Board with respect to communications with the Company’s stockholders; and
•
evaluating any requests for waivers from the Company’s Code of Ethics and considering questions of conflicts of interest of Board members and the Company’s senior executives.

Safety Committee

The Safety Committee is responsible for oversight of: the Company's policies, positioning and practices concerning safety (including workplace safety and security). The Safety Committee assess risks to our airline operations to enhance the safety of our employees, our customers and our aircraft.

Director Nominations

The Board has delegated to the Nominating and Corporate Governance Committee the responsibility of identifying, screening and recommending candidates to the Board. Potential candidates are interviewed by the Chairman and Chief Executive Officer and the Chair of the Nominating and Corporate Governance Committee prior to their nomination, and may be interviewed by other directors and members of senior management. The Nominating and Corporate Governance Committee then meets to consider and approve the final candidates, and either makes its recommendation to the Board to fill a vacancy, add an additional member, or recommend a slate of candidates to the Board for nomination for election to the Board. The selection process for candidates is intended to be flexible, and the Nominating and Corporate Governance Committee, in the exercise of its discretion, may deviate from the selection process when particular circumstances warrant a different approach.

The Nominating and Corporate Governance Committee will consider candidates proposed by stockholders to be potential director nominees. Stockholders wishing to nominate a candidate for consideration by the Nominating and Corporate Governance Committee as a director nominee should provide the name of any recommended candidate, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating stockholder’s ownership of Company stock to the attention of the General Counsel of the Company at Bldg. 5A, Miami Int’l Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166, and otherwise follow the Company’s nominating process summarized above under “Questions and Answers about these Proxy Materials and Voting — When are stockholder proposals and director nominations due for next year’s annual meeting?” and more fully described in the Company’s bylaws. The Nominating and Corporate Governance Committee’s policy is to evaluate director nominees proposed by stockholders in the same manner that all other director nominees are evaluated. The general criteria the Nominating and Corporate Governance Committee considers important in evaluating director candidates are: (i) senior-level management and decision-making experience; (ii) a reputation for integrity and abiding by exemplary standards of business and professional conduct; (iii) ability to devote time and attention necessary to fulfill the duties and responsibilities of a director; (iv) a record of accomplishment in their respective fields, with leadership experience in a corporation or other complex organization, including government, educational and military institutions; (v) independence and the ability to represent all of the Company’s stockholders; (vi) compliance with legal and NEO Exchange listing requirements; (vii) sound business judgment; (viii) candor; (ix) judgment, skills, geography and other measures to ensure that the Board as a whole reflects a range of viewpoints, backgrounds, skills, experience and expertise; and (x) the needs of the Board among others. The Nominating and Corporate Governance Committee seeks to have a Board that reflects diversity in background, education, business experience, gender, race, ethnicity, culture, skills, business relationships and associations and other factors that will contribute to the Board’s governance of the Company, and reviews its effectiveness in achieving such diversity when assessing the composition of the Board.

The Company may, in the future, pay a third-party a fee to assist it in the process of identifying and/or evaluating director candidates.

Securityholder Communications with the Board

Securityholders who wish to communicate with the Board or an individual director may send a written communication to the Board or such director addressed to our General Counsel at Bldg. 5A, Miami Int’l Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166. Each communication must set forth:

•
the name and address of the securityholder on whose behalf the communication is sent; and
•
the number of our shares that are owned beneficially by such securityholder as of the date of the communication.

Each communication will be reviewed by our General Counsel to determine whether it is appropriate for presentation to the Board or such director. Examples of inappropriate communications include advertisements, solicitations, or hostile communications. Communications determined by our General Counsel to be appropriate for presentation to the Board or such director will be submitted to the Board Chairman, the Board or such director on a periodic basis.

Code of Conduct and Ethics

We have adopted a code of ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of conduct and ethics is available on our website at www.globalairlinesgroup.com under “Investor Relations — Corporate Governance — Charters & Policies.”

Director Compensation

We have adopted a compensation program for non-employee directors. The non-employee director compensation program is intended to fairly compensate each of our non-employee directors with cash and equity compensation for the time and effort necessary to serve as a member of our Board.

Cash compensation. Our non-employee directors were entitled to receive an average annual cash compensation of $28,000 in 2022 for their services on the Board and Board committees, provided that in 2022 only certain directors were paid fees. All payments are made in arrears. If requested, all director expenses incurred in attending the Board of Directors or committee meetings are reimbursed by the Company. Messrs. Wegel and Goepel, the Company’s Chief Executive Officer and Chief Financial Officer, do not receive compensation for serving as a member of the Board of Directors.

Equity compensation. Our non-employee directors are eligible to receive equity-based awards as compensation for their services as directors.

The table below provides summary information concerning compensation paid or accrued by us to or on behalf of our non-executive directors for services rendered for the fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Alan Bird (3)	30,000	32,655	-	62,655
T. Allan McArtor (4)	24,000	82,958	-	106,958
John Quelch (5)	24,000	46,964	-	70,964
Deborah Robinson (6)	32,000	32,655	-	64,655
Cordia Harrington	39,000	-	-	39,000
David Ross	20,250	-	-	20,250
William Shuster (7)	18,000	7,633	-	25,633
Zygimantas Surintas	18,000	-	-	18,000

(1)
Average of $6,414.06 per quarter.
(2)
The amounts reported in the “Stock Awards” column represent grant date fair value of the restricted stock granted to the NEOs during the fiscal year ended December 31, 2022 as computed in accordance with FASB Accounting

Standards Codification Topic 718. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the NEOs from the restricted stock.
(3)
Mr. Bird was granted: (i) 35,000 RSUs granted on 2021-06-11 with closing price of underlying security on date of grant of $1.991 (Cdn$2.41) and vesting 50% on each 2nd and 3rd anniversaries of the grant; (ii) 15,000 RSUs granted on 2020-10-28 with closing price of underlying security on date of grant of $0.668 (Cdn$0.88) and vesting 50% on each 2nd and 3rd anniversaries of the grant; and (iii) 50,000 stock options on 2020-06-23 with an exercise price of $0.25 expiring 2025-06-23 with one-fourth vesting every 6 months over a 24 month period.
(4)
Mr. McArtor was granted 100,000 RSUs granted on 2021-06-11 with closing price of underlying security on date of grant of $1.991 (Cdn$2.41) and vesting 50% on each 2nd and 3rd anniversaries of the grant.
(5)
Mr. Quelch was granted: (i) 50,000 RSUs granted on 2021-06-11 with closing price of underlying security on date of grant of $1.991 (Cdn$2.41) and vesting 50% on each 2nd and 3rd anniversaries of the grant; and (ii) 50,000 stock options on 2020-09-23 with an exercise price of Cdn$0.78 expiring 2025-09-23 with one-fourth vesting every 6 months over a 24 month period.
(6)
Ms. Robinson was granted: (i) 35,000 RSUs granted on 2021-06-11 with closing price of underlying security on date of grant of $1.991 (Cdn$2.41) and vesting 50% on each 2nd and 3rd anniversaries of the grant; (ii) 15,000 RSUs granted on 2020-10-28 with closing price of underlying security on date of grant of $0.668 (Cdn$0.88) and vesting 50% on each 2nd and 3rd anniversaries of the grant; and (iii) 50,000 stock options on 2020-06-23 with an exercise price of $0.25 expiring 2025-06-23 with one-fourth vesting every 6 months over a 24 month period.
(7)
Mr. Shuster was granted 100,000 RSUs on 2021-11-01 with closing price of underlying security on date of grant of $1.61 (Cdn$2.06) and vesting 50% on each 2nd and 3rd anniversaries of the grant.

EXECUTIVE COMPENSATION

The following tables and accompanying narrative disclosure set forth information about the compensation earned by our named executive officers during the year ended December 31, 2022. Our named executive officers, who are our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer) serving as executive officers as of December 31, 2022 are named in the table below. We refer to each of them in this section as our “Named Executive Officer” or “NEO.”

Summary Compensation Table

The following table sets forth the annual base salary and other compensation paid to each of the NEOs for the fiscal years ended December 31, 2022 and 2021:

Name and Principal Position	Fiscal Year	Salary	Stock Awards (1) ($)	Option Awards (2) ($)	Nonequity Incentive Plan ($)	Bonus ($)	Total ($)
Edward J. Wegel	2021	$158,750	$127,946	$26,465	$-	$-	$313,161
	2022	$302,134	$211,082	$13,233	$-	$100,000	$626,449
Chairman and Chief Executive Officer

Ryan Goepel	2021	$161,875	$247,403	$17,671	$-	$-	$426,949
	2022	$227,083	$230,693	$8,835	$-	$-	$466,611
Executive Vice President, Chief Financial Officer --------------------

(1)
The amounts reported in the “Stock Awards” column represent grant date fair value of the restricted stock granted to the NEOs during the fiscal year ended December 31, 2022 and 2021 as computed in accordance with FASB Accounting Standards Codification Topic 718. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the NEOs from the restricted stock.
(2)
The amounts reported in the “Option Awards” column represent the grant date fair value of the stock options granted to the NEOs during the fiscal year ended December 31, 2022 and 2021 as computed in accordance with FASB Accounting Standards Codification Topic 718. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the NEOs from the stock options.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth specified information concerning unexercised stock options and restricted stock units for each of the NEOs outstanding as of December 31, 2022.

	Option Awards					Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Restricted Share Units That Have Not Vested (#)	Market Value of Restricted Share Units That Have Not Vested ($)(2)
Edward J. Wegel	6/23/2020	107,333(3)	-	0.25	06/23/2025	-	-
	10/28/2020	-	-	-	-	12,500(4)	8,713
	6/11/2021	-	-	-	-	250,000(4)	174.250
Ryan Goepel	6/23/2020	71,666(3)	-	0.25	06/23/2025	-	-
	10/28/2020	-	-	-	-	37,500(4)	26,138
	12/14/2020	-	-	-	-	37,500(4)	26,138
	6/11/2021	-	-	-	-	250,000(4)	174,250

(1)
All outstanding options were granted under our Amended Option Plan and all outstanding restricted share units were granted under our Restricted Share Unit Plan.
(2)
The closing market price of our common stock on the OTCQB on the last trading day of the fiscal year ended December 31, 2022 was $0.697 per share.
(3)
This option vests monthly over 24 months, subject to the executive’s continued service to us. These options are also subject to acceleration of vesting upon a qualifying change in control if the surviving corporation fails to continue or assume the obligations with respect to such options or fails to provide for the conversion or replacement of such options with an equivalent award.
(4)
50% of the restricted share units vest on each of the second and third anniversaries of the vesting commencement date, subject to the executive’s continued service to us. These restricted share units are also subject to acceleration of vesting upon a qualifying change in control if the surviving corporation fails to continue or assume the obligations with respect to such restricted share units or fails to provide for the conversion or replacement of such restricted share units with an equivalent award.

The following table sets forth specified information concerning unexercised stock options and restricted stock units for each of the NEOs outstanding as of December 31, 2021.

	Option Awards					Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Restricted Share Units That Have Not Vested (#)	Market Value of Restricted Share Units That Have Not Vested ($)(2)
Edward J. Wegel	6/23/2020	107,333(3)	-	0.25	06/23/2025	-	-
	10/28/2020	-	-	-	-	25,000(4)	35,500
	6/11/2021	-	-	-	-	250,000(4)	355,000
Ryan Goepel	6/23/2020	71,666(3)	-	0.25	06/23/2025	-	-
	10/28/2020	-	-	-	-	75,000(4)	106,500
	12/14/2020	-	-	-	-	75,000(4)	106,500
	6/11/2021	-	-	-	-	250,000(4)	3,550,000

(1)
All outstanding options were granted under our Amended Option Plan and all outstanding restricted share units were granted under our Restricted Share Unit Plan.
(2)
The closing market price of our common stock on the OTCQB on the last trading day of the fiscal year ended December 31, 2021 was $1.42 per share.
(3)
This option vests monthly over 24 months, subject to the executive’s continued service to us. These options are also subject to acceleration of vesting upon a qualifying change in control if the surviving corporation fails to continue or assume the obligations with respect to such options or fails to provide for the conversion or replacement of such options with an equivalent award.
(4)
50% of the restricted share units vest on each of the second and third anniversaries of the vesting commencement date, subject to the executive’s continued service to us. These restricted share units are also subject to acceleration of vesting upon a qualifying change in control if the surviving corporation fails to continue or assume the obligations with respect to such restricted share units or fails to provide for the conversion or replacement of such restricted share units with an equivalent award.

Executive Compensation

Our performance-driven compensation program for our NEOs consists of the following main components:

•
base salary;
•
performance-based incentives;
•
equity-based incentives;
•
benefits; and
•
perquisites.

We will continue to build our executive compensation program around each of these elements because each individual component is useful in furthering our compensation philosophy and we believe that, collectively, they are effective in achieving our overall objectives.

Base Salary. We provide our NEOs with a base salary to compensate them for their service to our Company during each fiscal year. The base salary payable to each NEO is intended to provide a fixed component of compensation that adequately reflects the executive’s qualifications, experience, role and responsibilities. Base salary amounts are established based on consideration of, among other factors, the scope of the NEO’s position, responsibilities and years of service and our compensation committee’s general knowledge of the competitive market, based on, among other things, experience with other similarly situated companies and our industry and market data.

Employment Agreements

On September 1, 2021, the Company entered into an employment agreement with Ryan Goepel, the Company’s EVP and Chief Financial Officer (the “Goepel Employment Agreement”). The Goepel Employment Agreement is for a three year term and provides for a current annual base salary of $300,000 (increased on September 1, 2023) and a target bonus of 100% of his base salaries subject to the Company’s Board approval. Mr. Goepel is entitled to receive severance payments, including one year of his then base salary and other benefits in the event of a change of control, termination by the Company without cause, termination for good reason by the executive or non-renewal by the Company. The above description of the terms of the Goepel Employment Agreement is not complete and is qualified by reference to the complete document.

On January 1, 2022, the Company entered into an employment agreement with Ed Wegel, the Company’s Chairman and Chief Executive Officer (the “Wegel Employment Agreement”). The Wegel Employment Agreement is for a three year term and provides for a current annual base salary of $300,000 and a target bonus of 100% of his base salaries subject to the Company’s Board approval. Mr. Wegel is entitled to receive severance payments, including one year of his then base salary and other benefits in the event of a change of control, termination by the Company without cause, termination for good reason by the executive or non-renewal by the Company. The above description of the terms of the Wegel Employment Agreement is not complete and is qualified by reference to the complete document .

Equity Incentive Plans

Description of our Incentive Stock Option Plan, Restricted Share Unit Plan and Performance Share Unit Plan are below:

Summary of the Stock Option Plan

The following description of certain features of the Stock Option Plan (“Option Plan”) is intended to be a summary only. The summary is qualified in its entirety by the full text of the Option Plan, which is attached as Appendix A to the Company’s proxy statement dated October 28, 2022 and incorporated herein by reference.

The principal purposes of the Option Plan are to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; to give participants an incentive for excellence in individual performance; to promote teamwork among participants; and to give the Company a significant advantage in attracting and retaining key employees, directors, and consultants. The Option Plan provides for the grant of nonqualified stock options which are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). When considering new grants of share-based or option-based awards, we intend to take into account previous grants of such awards.

Eligible Participants. Certain employees, directors and consultants are eligible to be granted awards under the Option Plan. No eligible person, participant or other person shall have any claim to be granted an award under the Option Plan. The Board of Directors is not required to treat with uniformity eligible persons, participants, or holders or beneficiaries of awards under the Plan.

Administration. The Option Plan is administered by the Board of Directors of the Company. All of the powers exercisable by the Board of Directors under the Option Plan may, to the extent permitted by law and authorized by resolution of the Board of Directors, be exercised by a compensation committee of not less than three directors, all of whom shall not be employees of the Company.

Subject to applicable limitations in the Option Plan and to applicable law, the Board of Directors or the Compensation Committee, as the case may be, has the authority to:

•
designate which eligible persons will be granted awards under the Option Plan;
•
determine the type or types of awards to be granted to each participant under the Option Plan;
•
determine the terms and conditions of any award or option agreement, including any terms relating to the forfeiture of any award and the forfeiture, recapture or disgorgement of any cash, our common stock or other amounts payable with respect to any award;
•
amend the terms and conditions of any award or option agreement;
•
accelerate the exercisability of any award or the lapse of any restrictions relating to any award;
•
determine whether, to what extent and under what circumstances awards may be exercised in cash, our common stock, other securities, other awards or other property (excluding promissory notes), or canceled, forfeited or suspended;
•
interpret and administer the Option Plan and any option agreement or other instrument or agreement relating to the Option Plan;
•
establish, amend, suspend or waive rules and regulations and appoint such agents as the Board of Directors or the Compensation Committee, as applicable, shall deem necessary or appropriate for the proper administration of the Option Plan;
•
make any other determination and take any other action that the Board of Directors or the Compensation Committee, as applicable, deems necessary or desirable for the administration of the Option Plan; and

•
adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with the provisions of the laws of non-U.S. jurisdictions in which the Company or any of our affiliates may operate.

Determinations and interpretations with respect to the Option Plan are within the sole discretion of the Board of Directors or the Compensation Committee, as applicable, whose determinations and interpretations will be binding on all interested parties.

Extension of Option Plan Term. Under the rules of the NEO Exchange, it will expire on December 8, 2025, the third anniversary of the date that stockholders last approved the Option Plan.

Amendments to the Option Plan. Our Board of Directors may amend, alter, suspend, discontinue or terminate the Option Plan at any time, provided that no amendment to the terms of any previously granted award may, (except as expressly provided in the Option Plan) materially and adversely alter or impair the terms or conditions of the award previously granted to a participant under the Option Plan without the written consent of the participant or holder thereof and subject to applicable law. However, notwithstanding any other provision of the Option Plan or any option agreement, stockholder approval must be obtained for any amendment to the Option Plan that:

•
increases the number of common stock which may be issued under the Option Plan;
•
increases the benefits under the Option Plan;
•
modifies the requirements as to the eligibility for participation in the Option Plan;
•
modifies the limitations on the number of options that may be granted to any one person or category of persons under the Option Plan;
•
modifies the method for determining the exercise price of options granted under the Option Plan;
•
increases the maximum option period;
•
modifies the expiry and termination provisions applicable to options granted under the Option Plan; or
•
any other amendment set out in Section 10.12(7) of the NEO Exchange Listing Manual.

Amendments to Awards; No Option Repricing. The Board of Directors or the Compensation Committee may amend the terms of any previously granted award. However, except as expressly provided in the Option Plan (e.g., in the case of certain corporate transactions), no amendment to the terms of any previously granted award may adversely alter or impair the terms or conditions of the award previously granted to a participant under the Option Plan without the written consent of the participant or holder thereof. Any amendment to the terms of any award previously granted is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange.

The Board of Directors or the Compensation Committee may make changes to awards that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange, including amendments to awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax result. If any provision of the Option Plan or an option agreement would result in adverse tax consequences to the Company, the Board of Directors or the Compensation Committee may amend such provision (or take any other action reasonably necessary) to avoid any adverse tax consequences. No action taken to avoid any adverse tax consequences to the Company will be deemed impair or otherwise adversely affect the rights of any holder of an award or any beneficiary of such holder.

Except in connection with an adjustment relating to shares of the Company’s common stock described in the section of titled “Shares Available for Awards—Award Limits” below, the Board of Directors or the Compensation Committee may not, without prior approval of the Company’s stockholders, effect any re-pricing of any previously granted “underwater” stock options.

Term of Option: The maximum term for an option granted under the Option Plan is 10 years.

Vesting. Options will vest and become exercisable in accordance with the vesting requirements established by the Compensation Committee and set forth in the applicable option agreement.

Exercise Price. The option exercise price will be determined by the Compensation Committee, which may not be less than 100% of the fair market value of our common stock on the date of grant of an option. However, there is an exception to this requirement. The Compensation Committee may grant an option with an exercise price less than 100% of the fair market value of our common stock on the date of grant if the Compensation Committee grants the option in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or one of its affiliates.

Method of Exercise. The Board of Directors or the Compensation Committee, as applicable, will determine the form or forms (e.g., cash or our common stock (actually or by attestation)) in which payment of the exercise price of options may be made. However, the stock option exercise price may not be paid by delivery of a promissory note.

Transferability. A participant may not assign, transfer, pledge, attach, alienate or otherwise encumber an award (other than fully vested and unrestricted shares) granted to you under the Option Plan, except to a personal holding company controlled by the participant the shares of which are held directly by the participant (a “Holding Company”) or to a registered retirement savings plan established for the participant’s sole benefit (a “RRSP”) or from a Holding Company or RRSP to the participant, or by will or by the laws of descent and distribution. The Compensation Committee may also establish procedures for a participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of a participant or receive any property distributable with respect to any award in the event of the participant’s death.

Change in Control. Unless otherwise determined by the Board of Directors, or unless otherwise provided in an agreement with the Company or its related entity, or in an option agreement, if a change in control shall conclusively be deemed to have occurred and either one of the following occurs: a) upon a change in control the surviving corporation (or any related entity thereof) or the potential successor (or any related entity thereto) fails to “continue or assume” the obligations with respect to each option or fails to provide for the “conversion or replacement” of each option with an equivalent option that satisfies the criteria set forth in the Option Plan; or b) in the event that the options were “continued or assumed”, or “converted or replaced” as contemplated in the Plan, during the two-year period following the effective date of a change in control, the participant’s employment or engagement is terminated as contemplated in the Option Plan, then there shall be immediate full vesting and redemption of each outstanding option.

Other Terms and Conditions. The Compensation Committee may grant stock options with such additional terms and conditions as the Board of Directors of the Compensation Committee, as applicable, shall determine.

Shares Available for Awards; Award Limits. The number of shares available for future awards under the Option Plan, and all other stock based compensation plans, is 9,400,000 less the number of shares subject to awards outstanding on the date of the Annual Meeting (as of October 19, 2023, 2,478,201 shares are available for future awards under the Option Plan, and all other stock based compensation plans). Any shares subject to awards outstanding on the date of the Annual Meeting that are thereafter exercised, forfeited, terminated or cancelled will again be available for future awards under the Option Plan. The number of shares issued or reserved pursuant to the Option Plan will be adjusted by the plan administrator, as they deem appropriate and equitable, as a result of stock splits, stock dividends, and similar changes in our common stock.

Compliance with Applicable Laws. We intend for awards granted under the Option Plan to be designed, granted, and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.

New Plan Benefits Under the Option Plan. Future awards under the Option Plan will be made at the discretion of the plan administrator based on such factors as the plan administrator deems relevant at the time the awards are made.

Summary of the RSU Plan

The following description of certain features of the RSU Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the RSU Plan which is attached as Appendix B to the Company’s proxy statement dated October 28, 2022 and incorporated herein by reference.

The principal purposes of the RSU Plan are to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; to give participants an incentive for excellence in individual performance; to promote teamwork among participants; and to give the Company a significant advantage in attracting and retaining key employees, directors, and consultants. When considering new grants of share-based or option-based awards, we intend to take into account previous grants of such awards.

Restricted Share Units. The holder of RSUs will have the right, subject to any restrictions imposed by the Board, to receive our common stock, or a cash payment equal to the fair market value of such shares, at some future date determined by the Board. The Board will have the authority to determine the timing of any grants of RSUs and may make the vesting of RSUs subject to the completion of a specified period of service with the Company or one of our affiliates. Holders of RSUs will not have any of the voting rights of a holder of our common stock, nor will they have a right to receive any dividends paid on our common stock. The Board may impose additional terms and conditions on any RSU not inconsistent with the provisions of the RSU Plan as the Board shall determine.

Eligible Participants. Certain employees, directors and consultants are eligible to be granted awards under the RSU Plan. No eligible person, participant or other person shall have any claim to be granted an award under the RSU Plan. The Board of Directors is not required to treat with uniformity eligible persons, participants, or holders or beneficiaries of awards under the Plan.

Administration. The RSU Plan is administered by the Compensation Committee, or by the full Board of Directors of the Company if the Compensation Committee ceases to exist. The Compensation Committee shall, periodically, after considering the Chief Executive Officer’s recommendations, make recommendations to the Board as to the grant of RSUs. In addition to the powers granted to the Board under the RSU Plan and subject to the terms of the RSU Plan, the Board shall have full and complete authority to grant RSUs, to interpret the RSU Plan, to prescribe such rules and regulations as it deems necessary for the proper administration of the RSU Plan and to make such determinations and to take such actions in connection therewith as it deems necessary or advisable. Any such interpretation, rule, determination or other act of the Board shall be conclusively binding upon all persons.

Extension of RSU Plan Term. Under the rules of the NEO Exchange, it will expire on December 8, 2025, the third anniversary of the date that stockholders approved the RSU Plan.

Amendments to the RSU Plan. The Board may, subject to stockholder approval, amend the RSU Plan or terms of an RSU at any time. Notwithstanding the foregoing, the Board is specifically authorized to amend or revise the terms of the RSU Plan or RSUs without obtaining stockholder approval in the following circumstances:

•
to change the termination or vesting provisions of the RSUs, except for the benefit of a Related Person; or
•
other amendments of a housekeeping nature, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein and updating provisions herein to reflect changes in the governing laws, including tax laws, and the NEO Exchange requirements.

Except as otherwise permitted by the NEO Exchange, amendments to the Plan set out in Section 10.12(7) of the NEO Exchange Listing Manual, may not be made without obtaining approval of the stockholders in accordance with NEO Exchange requirements.

Amendments to Awards under the RSU Plan. Unless otherwise provided by the RSU Plan, the Board may (without stockholder approval) amend, modify or terminate any outstanding RSU, including, but not limited to, substituting another award of the same or of a different type or changing the restricted period; provided, however, that, the designated participant’s consent to such action shall be required unless the Board determines that the action when taken with any related action, would not materially and adversely affect the designated participant or is specifically permitted.

Term of RSU: The maximum term for an RSU shall not exceed that period commencing on the January 1 coincident with or immediately preceding the grant and ending on December 15 of the third year following the calendar year in which such RSUs were granted.

Vesting: RSUs granted to a participant shall vest in accordance with the vesting schedule established by the Board at the time of the grant and as set out in the participant’s RSU agreement.

Transferability. A participant may not assign, transfer, pledge, attach, alienate or otherwise encumber an award (other than fully vested and unrestricted shares) granted to it under the RSU Plan, except by will or by the laws of descent and distribution. The Compensation Committee may permit the transfer of an award to family members if such transfer will be for no value and in accordance with applicable securities laws. The Compensation Committee may also establish procedures for a participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of a participant or receive any property distributable with respect to any award in the event of the participant’s death.

Change in Control. Unless otherwise determined by the Board of Directors, or unless otherwise provided in an agreement with the Company or its related entity, or in an RSU agreement, if a change in control shall conclusively be deemed to have occurred and either one of the following occurs: a) upon a change in control the surviving corporation (or any related entity thereof) or the potential successor (or any related entity thereto) fails to “continue or assume” the obligations with respect to each option or fails to provide for the “conversion or replacement” of each RSU with an equivalent RSU that satisfies the criteria set forth in the RSU Plan; or b) in the event that the RSUs were “continued or assumed”, or “converted or replaced” as contemplated in the RSU Plan, during the two-year period following the effective date of a change in control, the participant’s employment or engagement is terminated as contemplated in the RSU Plan, then there shall be immediate full vesting and redemption of each outstanding RSU.

Shares Available for Awards; Award Limits. The number of shares available for future awards under the RSU Plan, and all other stock based compensation plans, is 9,400,000 less the number of shares subject to awards outstanding on the date of the Annual Meeting (as of October 19, 2023, 2,478, 201 shares are available for future awards under the RSU Plan, and all other stock based compensation plans). Any shares subject to awards outstanding on the date of the Annual Meeting that are thereafter exercised, forfeited, terminated or cancelled will again be available for future awards under the RSU Plan. The number of shares issued or reserved pursuant to the RSU Plan will be adjusted by the plan administrator, as they deem appropriate and equitable, as a result of stock splits, stock dividends, and similar changes in our common stock.

Compliance with Applicable Laws. We intend for awards granted under the RSU Plan to be designed, granted, and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.

New Plan Benefits Under the RSU Plan. Future awards under the RSU Plan will be made at the discretion of the plan administrator based on such factors as the plan administrator deems relevant at the time the awards are made.

Summary of the PSU Plan

The following description of certain features of the PSU Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the PSU Plan which is attached as Appendix C to the Company’s proxy statement dated October 28, 2022 and incorporated herein by reference.

The principal purposes of the PSU Plan are to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; to give participants an incentive for excellence in individual performance; to promote teamwork among participants; and to give the Company a significant advantage in attracting and retaining key employees, directors, and consultants. When considering new grants of share-based or option-based awards, we intend to take into account previous grants of such awards.

Performance Share Units. The holder of PSUs will have the right, subject to any restrictions imposed by the Board, to receive our common stock, or a cash payment equal to the fair market value of such shares, at some future date determined by the Board. The Board will have the authority to determine the timing of any grants of PSUs and may make the vesting of PSUs subject to the completion of target milestones (which may include performance or time targets) set by the Board. Holders of PSUs will not have any of the voting rights of a holder of our common stock, nor will they have a right to receive any dividends paid on our common stock. The Board may impose additional terms and conditions on any PSU not inconsistent with the provisions of the PSU Plan as the Board shall determine.

Eligible Participants. Certain employees, directors and consultants are eligible to be granted awards under the PSU Plan. No eligible person, participant or other person shall have any claim to be granted an award under the PSU Plan. The Board of Directors is not required to treat with uniformity eligible persons, participants, or holders or beneficiaries of awards under the Plan.

Administration. The PSU Plan is administered by the Compensation Committee, or by the full Board of Directors of the Company if the Compensation Committee ceases to exist. The Compensation Committee shall, periodically, after considering the Chief Executive Officer’s recommendations, make recommendations to the Board as to the grant of PSUs. In addition to the powers granted to the Board under the PSU Plan and subject to the terms of the PSU Plan, the Board shall have full and complete authority to grant PSUs, to interpret the PSU Plan, to prescribe such rules and regulations as it deems necessary for the proper administration of the PSU Plan and to make such determinations and to take such actions in connection therewith as it deems necessary or advisable. Any such interpretation, rule, determination or other act of the Board shall be conclusively binding upon all persons.

Extension of PSU Plan Term. Under the rules of the NEO Exchange, it will expire on December 8, 2025, the third anniversary of the date that stockholders approved the PSU Plan.

Amendments to the PSU Plan. The Board may, subject to stockholder approval, amend the PSU Plan or terms of an PSU at any time. Notwithstanding the foregoing, the Board is specifically authorized to amend or revise the terms of the PSU Plan or PSUs without obtaining stockholder approval in the following circumstances:

•
to change the termination or vesting provisions of the PSUs, except for the benefit of a Related Person;
•
other amendments of a housekeeping nature, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein and updating provisions herein to reflect changes in the governing laws, including tax laws, and the NEO Exchange requirements.

Except as otherwise permitted by the NEO Exchange, amendments to the Plan set out in Section 10.12(7) of the NEO Exchange Listing Manual, may not be made without obtaining approval of the stockholders in accordance with NEO Exchange requirements.

Amendments to Awards under the PSU Plan. Unless otherwise provided by the PSU Plan, the Board may (without stockholder approval) amend, modify or terminate any outstanding PSU, including, but not limited to, substituting another award of the same or of a different type or changing the restricted period; provided, however, that, the designated participant’s consent to such action shall be required unless the Board determines that the action when taken with any related action, would not materially and adversely affect the designated participant or is specifically permitted.

Term of PSU: The maximum term for an PSU shall not exceed that period commencing on the January 1 coincident with or immediately preceding the grant and ending on December 15 of the third year following the calendar year in which such PSUs were granted.

Vesting: PSUs granted to a participant shall vest in accordance with the vesting schedule established by the Board at the time of the grant and as set out in the participant’s PSU agreement.

Transferability. A participant may not assign, transfer, pledge, attach, alienate or otherwise encumber an award (other than fully vested and unrestricted shares) granted to it under the PSU Plan, except by will or by the laws of descent and distribution. The Compensation Committee may permit the transfer of an award to family members if such transfer will be for no value and in accordance with applicable securities laws. The Compensation Committee may also establish procedures for a participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of a participant or receive any property distributable with respect to any award in the event of the participant’s death.

Change in Control. Unless otherwise determined by the Board of Directors, or unless otherwise provided in an agreement with the Company or its related entity, or in an PSU agreement, if a change in control shall conclusively be deemed to have occurred and either one of the following occurs: a) upon a change in control the surviving corporation (or any related entity thereof) or the potential successor (or any related entity thereto) fails to “continue or assume” the obligations with respect to each option or fails to provide for the “conversion or replacement” of each PSU with an equivalent PSU that satisfies the criteria set forth in the PSU Plan; or b) in the event that the PSUs were “continued or assumed”, or “converted or replaced” as contemplated in the PSU Plan, during the two-year period following the effective date of a change in control, the participant’s employment or engagement is terminated as contemplated in the PSU Plan, then there shall be immediate full vesting and redemption of each outstanding PSU.

Shares Available for Awards; Award Limits. The number of shares available for future awards under the PSU Plan, and all other stock based compensation plans, is 9,400,000 less the number of shares subject to awards outstanding on the date of the Annual Meeting (as of October 19, 2023, 2,478,201 shares are available for future awards under the PSU Plan, and all other stock based compensation plans). Any shares subject to awards outstanding on the date of the Annual Meeting that are thereafter exercised, forfeited, terminated or cancelled will again be available for future awards under the PSU Plan. The number of shares issued or reserved pursuant to the PSU Plan will be adjusted by the plan administrator, as they deem appropriate and equitable, as a result of stock splits, stock dividends, and similar changes in our common stock.

Any shares of common stock subject to an award under the PSU Plan that are exercised, forfeited, cancelled, settled or otherwise terminated will thereafter be deemed to be available for awards.

Compliance with Applicable Laws. We intend for awards granted under the PSU Plan to be designed, granted, and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.

New Plan Benefits Under the PSU Plan. Future awards under the PSU Plan will be made at the discretion of the plan administrator based on such factors as the plan administrator deems relevant at the time the awards are made.

Retirement and Other Benefits

The Company does not currently have any retirement or other benefits plans.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s common stock as of October 19, 2023, by:

•
each person who is known to us to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock.
•
each named executive officer and each director and nominee; and
•
all of the Company’s executive officers and directors and nominees as a group.

The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities for which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Beneficial ownership of each class of the Company’s common stock is based on (1) 39,332,164 shares of the Company’s common stock; (2) 5,537,313 shares of Class A Non-Voting Common Stock; and (3) 12,968,208 shares of Class B Non-Voting Common Stock, issued and outstanding as of October 19, 2023.

Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock. Addresses for the beneficial owners are set forth in the footnotes to the table.

	Common Stock		Class A Non-Voting Common Stock(1)		Class B Non-Voting Common Stock(1)

Name and Address of Beneficial Owner(2)	Shares	%	Shares	%	Shares	%	Total Voting % (3)
Ronald T. Bevans, Jr	2,960,715	7.53%	-	-	-	-	7.53%
Ascent Global Logistics, Inc.(4)	9,553,442	24.30%	-	-	1,200,000	9.25%	27.34%
Named Executive Officers and Directors
Edward J. Wegel(5)	5,934,504	15.09%	-	-	11,900	*	15.09%
Ryan Goepel(6)	1,735,959	4.41%	-	-	-	-	4.41%
Cordia Harrington(7)	800,000	2.03%	5,537,313	100.00%			16.11%
Deborah Robinson(8)	453,234	1.15%	-	-			1.15%
Alan Bird(9)	65,000	*	-	-	69,000	*	*
T. Allan McArtor	83,333	*	-	-	-	-	*
John Quelch(10)	108,333	*	-	-	-	-	*
Andrew Axelrod(11)	5,000,000	12.71%	-	-	-	-	12.71%
All executive officers and directors as a group (8persons)	13,727,129	34.90%	5,537,313	100.00%	80,900	*	48.98%

(1)
The Class A Non-Voting Common Stock is convertible into common stock on a 1-for-1 basis so long as such conversion does not result in such holder beneficially owning more than the Maximum Percentage.

Subject to the Voting Limitation for Non-Citizens set forth in the Corporation’s Bylaws, as amended, each share of Class B Non-Voting Common Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into one share of fully paid and non-assessable Common Stock.

(2)
Unless otherwise noted, the business address of each of the persons and entities listed above is Bldg. 5A, 4th Floor, 4200 NW 36th Street, Miami, FL 33166.
(3)
Represents Total Voting % if all Class A and Class B Non-Voting Shares of Common Stock and all warrants, Stock Options (“Options”) and Restricted Share Units (“RSUs”) exercisable within 60 days of the date above were converted/exercised for shares of Common Stock.
(4)
Represents (i) 1,200,000 shares of Class B Non-Voting common stock, and (ii) warrants to purchase 9,553,442 shares of common stock; provided such warrants may not be exercised by the holder to the extent that, after giving effect to such exercise, the holder and its affiliates collectively would beneficially own in excess of 4.99% of the issued and outstanding common stock after such exercise. The address of the foregoing is 2068 E Street, Belleville, MI, 48111.
(5)
Represents 5,934,504 shares of Common Stock of the Issuer, with such total being comprised of (1) 5,305,910 shares of Common Stock; (2) Options to purchase 107,344 shares of Common Stock that are exercisable as of the date hereof or within 60 days; (3) RSUs to acquire 12,500 shares of Common Stock exercisable within 60 days of the date above; and (4) 508,750 shares owned by Mr. Wegel’s spouse, and 11,900 shares of Class B Non-Voting Common Stock.

(6)
Represents 1,735,959 shares of Common Stock with such total being comprised of (1) 1,589,292 shares of common stock; (2) options to purchase 71,667 shares of common stock that are exercisable as of the date above or within 60 days of the date above; and (3) RSUs to acquire 75,000 shares of common stock exercisable within 60 days of the date above.
(7)
Represents (i) 800,000 shares of common stock and (ii) 5,537,313 shares of Class A non-voting common stock all held by Cordia Management Inc. The address of Cordia Management Inc. is 3803 Bedford Avenue, Suite 101, Nashville, TN 32715.
(8)
Represents 453,234 shares of Common Stock with such total being comprised of (1) 234,444 shares of common stock, (2) options to acquire 50,000 shares of common stock that are exercisable as of the date above or within 60 days of the date above; (3) RSUs to acquire 7,500 shares of common stock exercisable within 60 days of the date above; and (4) 161,290 warrants to purchase 161,290 Common Stock exercisable within 60 days of the date above. The warrants are held by MacKenzie Limited Partnership, No, 1, LTD. a corporation that Ms. Robinson controls 50% of. The address for MacKenzie Limited Partnership, No. 1, LTD. is 1124 Capitanvilla Drive, Vero Beach, FL 32963.
(9)
Represents, 65,000 shares of Common Stock with such total being comprised of (1) 7,500 shares of Common Stock; (2) options to acquire 50,000 shares of common stock exercisable as of the date above or within 60 days of the date above; and (3) RSUs to acquire 7,500 shares of common stock exercisable within 60 days of the date above, and 69,000 shares of Class B Non-Voting common stock.
(10)
Represents 108,333 shares of Common Stock with such total being comprised of (1) 58,333 shares of common stock; and (2) options to acquire 50,000 shares of common stock exercisable as of the date within 60 days of the date above.
(11)
Represents 5,000,000 warrants to purchase 5,000,000 shares of Common Stock within 60 days of the date above. The warrants are beneficially held by Axar Capital Management L.P. on behalf of certain funds and/or managed accounts. The address for Axar Capital Management L.P. is 402 West 13th Street, Floor 5, New York, NY 10014.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act require our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, including our review of the copies of such reports furnished to us and written representations that no other reports were required during 2022, all Section 16(a) filing requirements were satisfied on a timely basis.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information, as of December 31, 2022, concerning the shares of the Company’s common stock that may be issued under our existing equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (A) (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2) (B) ($)	Number of Securities Remaining Available for Future Issuance under Equity compensation Plans(3) (Excluding Securities Reflected in Column (a)) © (#)
Equity compensation plans approved by stockholders	4,126,505	0.25	6,213,495
Equity compensation plans not approved by stockholders	–	–	–
Total	4,126,505	0.25	6,213,495

(1)
Represents 820,668 incentive stock options and 3,305,837 outstanding service-based restricted share units
(2)
Reflects outstanding incentive stock options at a weighted average exercise price of $0.25 and restricted share units at a weighted average exercise price of zero.
(3)
Represents 5,213,495 incentive stock options and/or restricted stock units available for future issuance and 1,000,000 shares of our common stock available for future issuance under the Global Crossing Airlines Group Inc. Employee Stock Purchase Plan.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Rosenberg Rich Baker Berman P.A. (“RRBB”) to continue in its capacity as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and the Board has directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. RRBB has audited our financial statements for the years ended December 31, 2022 and 2021.

Neither our bylaws nor other governing documents or law require stockholder ratification of the appointment of RRBB as our independent registered public accounting firm. However, the Board is submitting the appointment of RRBB to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A majority of the votes cast at the Annual Meeting will be required to ratify the appointment of RRBB Abstentions will not have any effect on the outcome of this proposal.

Representatives of RRBB are expected to be present at the Annual Meeting via telephone. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RRBB AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

AUDIT-RELATED MATTERS

Report of the Audit Committee

The Audit Committee represents and assists the Board by overseeing: (i) the Company's financial statements and internal controls; (ii) the independent registered public accounting firm's qualifications and independence; and (iii) the performance of the Company's independent registered public accounting firm.

On the date of the adoption of this Report, the Audit Committee consisted of three directors, all considered independent in accordance with NEO Exchange listing standards and other applicable regulations. Each member of the Audit Committee is financially literate and our Board has determined that committee member, Ms. Bird, is an “audit committee financial expert” as defined in applicable SEC rules because she meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience.

Company management has the primary responsibility for the preparation of the financial statements and for the reporting process, including the establishment and maintenance of the Company's system of internal controls over financial reporting. The Company's independent registered public accounting firm is responsible for auditing the financial statements prepared by management and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with both management and the independent registered public accounting firm, the Company's quarterly earnings releases, Quarterly Reports on Form 10-Q, and the 2022 Annual Report on Form 10-K. Such reviews included a discussion of critical or significant accounting policies, the reasonableness of significant judgments, the quality (not just the acceptability) of the accounting principles, the reasonableness and clarity of the financial statement disclosures, and such other matters as the independent registered public accounting firm is required to review with the Audit Committee under the standards promulgated by the Public Company Accounting Oversight Board. The Audit Committee also discussed with both management and the Company's independent registered public accounting firm the design and efficacy of the Company's internal control over financial reporting.

The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB (regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence), and considered the compatibility of non-audit services rendered to the Company with the independence of the Company's independent registered public accounting firm. The Audit Committee has determined that the rendering of the services other than audit services by RRBB is compatible with maintaining the principal accountant’s independence.

The Audit Committee also discussed with the independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee periodically met with the independent registered public accounting firm, with and without management present, to discuss the results of their work and the overall quality of the Company’s financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Respectfully submitted,

AUDIT COMMITTEE
Alan Bird
Deborah Robinson
John Quelch

The material in this report of the Audit Committee is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Independent Registered Public Accounting Firm Fees

The aggregate fees billed by the Company’s principal accounting firm, RRBB for auditing the annual financial statements and related regulations included in the Annual Report on Form 10-K, the reviews of the quarterly financial statements included in the Quarterly Reports on Form 10-Q, assistance with and review of documents filed with the SEC, and consultations on certain accounting and reporting matters for each of the last two fiscal years are set forth as “Audit Fees” in the table below.

Also set forth for the last two fiscal years are “Audit-Related Fees.” Such fees pertain to professional services for assurance and related services that are reasonably related to the performance of the audit of our financial statements and are not reported under “Audit fees.” These services include services and consultations related to the Company’s material weaknesses in internal controls, the Company’s IT controls, financial accounting and reporting standards.

“Tax Fees” include fees for tax advice and tax planning. “All Other Fees” consist of permitted services other than those that meet the criteria described above. RRBB or its affiliates did not provide any services to the Company related to financial information systems design or implementation, nor did it provide any personal tax work or other services for any of the Company's executive officers or members of the Board.

The following table shows the fees for professional services rendered to us by RRBB for services in respect of the years ended December 31, 2022 and 2021.

	2022	#	2021
Audit Fees	$152,000		$162,500
Audit-Related Fees	-		-
Tax Fees	-		-
All Other Fees	-		-
Total Fees	$152,000		$162,500

Consistent with the Audit Committee charter, audit, audit-related, tax, and other services are pre-approved by the Audit Committee, or by a designated member thereof. The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining RRBB’s independence.

RELATED PERSON POLICY AND TRANSACTIONS

Related Person Transactions Policy and Procedures

Our Audit committee is responsible for developing and recommending to the Board for approval policies and procedures for the review, approval or ratification of related person transactions required to be disclosed pursuant to Item 404 of Regulation S-K, as may be amended from time to time, and any other applicable requirements (the “Related Person Transactions Policy”). The Audit Committee is also responsible for review of the Related Person Transactions Policy at least annually and recommend to the Board for approval any changes to the Policy. Further the Audit Committee is responsible to oversee the implementation of and compliance with the Related Person Transactions Policy, including reviewing, approving or ratifying related person transactions, as appropriate pursuant to the Related Person Transaction Policy. The Audit Committee has not yet developed the Related Person Transaction Policy but it expects to do so in the near term.

Related Person Transactions

Except as described below, during 2022 and 2021, the Company did not enter into any related person transactions.

On May 19, 2021, the Company entered into an arrangement agreement to complete a spin-out of the shares of its wholly owned subsidiary, Canada Jetlines Operations Ltd. (“Jetlines”). On June 28, 2021, the Company completed the spin-out pursuant to the arrangement under which the Company transferred 75% of shares of Jetlines to the Company’s shareholders. The Company retained 25% of the shares issued and outstanding of Jetlines and accounts for the investment in accordance with the equity method. As of December 31, 2022, the Company held 9,135,100 common and variable voting shares of Canada Jetlines Operations Ltd. which equals to 13% of the 71,168,145 shares outstanding as of December 31, 2022.

Related parties and related party transactions impacting the consolidated financial statements not disclosed elsewhere in the consolidated financial statements are summarized below and include transactions with the following individuals or entities:

As of December 31, 2022, amounts due to related parties include the following:

•
Global earned and was owed $110,177 in relation to shared TRAX services with Canada Jetlines LLC.

Other related party transactions and balances:

•
Smartlynx Airlines Malta Limited is an entity whose Chief Executive Officer is a Board Member of Global. During the year ending December 31, 2020, Global made advanced payments totaling $500,000 to Smartlynx. $350,000 of those payments related to two security deposits. One is a $250,000 security deposit for one passenger aircraft to deliver 200 hours of ACMI services per month and the second is a $100,000 security deposit for a long term lease of an A321F aircraft. Total deposits and prepaid expense related to Smartlynx totaled $250,000 as of December 31, 2022 and 2021 and it is included in other assets on the consolidated balance sheets.

The amounts due to related parties are unsecured, non-interest bearing and have no stated terms of repayment.

OTHER MATTERS

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and costs savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or us. Direct your written request to our General Counsel at Bldg. 5A, Miami Int’l Airport, 4th floor, 4200 NW 36th Street, Miami, FL 33166. Stockholders who currently receive multiple copies of the Annual Meeting materials at their address and would like to request “householding” of their communications should contact their brokers.

Electronic Access to Proxy Statement and Annual Report

This Proxy Statement and the Annual Report are available on the Company’s website at www.globalairlinesgroup.com under “Investor Relations – SEC Filings.” Instead of receiving paper copies of the Annual Report and Proxy Statement in the mail, stockholders can elect to receive an e-mail that will provide an electronic link to these documents. Choosing to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

Stockholders of Record. Stockholders of record can choose to receive materials electronically by following the instructions provided if voting over the Internet.

If you choose to receive future proxy statements and annual reports over the Internet, you will receive an e-mail next year with instructions containing the Internet address of those materials and the electronic link to the proxy voting site. The election will remain in effect until you write or call the Company’s Investor Relations Department and tell us otherwise.

Beneficial Owners. If you hold your shares in a brokerage account, you may also have the ability to receive copies of the Annual Report and Proxy Statement electronically. Please check the information provided in the proxy materials sent to you by your bank, broker or other holder of record regarding the availability of electronic delivery.

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his/her best judgment.

By Order of the Board of Directors,

/s/ Edward Wegel
Edward Wegel
Chief Executive Officer and Chairman
October 31, 2023

Your Vote Counts! GLOBAL CROSSING AIRLINES GROUP INC. BLDG. 5A, MIAMI INT’L AIRPORT, 4TH FLOOR 4200 NW 36TH STREET MIAMI, FL 33166 GLOBAL CROSSING AIRLINES GROUP INC. 2023 Annual Meeting Vote by December 12, 2023 11:59 PM ET You invested in GLOBAL CROSSING AIRLINES GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 13, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10-K are available online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 29, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* December 13, 2023 10:00 a.m. EST Bldg. 5A Miami International Airport 4th floor, 4200 NW 36th Street Miami, FL 33166 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V24532-P99841 V1.2 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V24533-P99841 1. Election of Directors Nominees: 1c. Alan Bird 1a. Edward J. Wegel 1d. T. Allan McArtor 1b. Andrew Axelrod 1e. Chris Jamroz 1f. Deborah Robinson 1g. Cordia Harrington 2. Appointment of Auditors Rosenberg Rich Baker Berman P.A. Ratification and Appointment of Independent Registered Public Accounting Firm. 3. Declaration of Ownership and Control The undersigned certifies that it has made reasonable inquiries as to the U.S. Citizen status of the registered holder and the beneficial owner of the shares represented by this proxy and has read the definitions found below so as to make an accurate Declaration of Ownership and Control. The undersigned hereby certifies that the shares represented by this proxy are owned and Controlled by a U.S. Citizen. For For For For For For For For Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V24523-P99841 1b. Andrew Axelrod 1a. Edward J. Wegel 1e. Chris Jamroz 1c. Alan Bird 1d. T. Allan McArtor 1g. Cordia Harrington 1f. Deborah Robinson 2. Appointment of Auditors Rosenberg Rich Baker Berman P.A. Ratification and Appointment of Independent Registered Public Accounting Firm. 3. Declaration of Ownership and Control The undersigned certifies that it has made reasonable inquiries as to the U.S. Citizen status of the registered holder and the beneficial owner of the shares represented by this proxy and has read the definitions found below so as to make an accurate Declaration of Ownership and Control. The undersigned hereby certifies that the shares represented by this proxy are owned and Controlled by a U.S. Citizen. 1. Election of Directors For Withhold For Against ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! GLOBAL CROSSING AIRLINES GROUP INC. The Board of Directors recommends you vote FOR the following proposals: Authorized Signature(s) - This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. GLOBAL CROSSING AIRLINES GROUP INC. BLDG. 5A, MIAMI INT'L AIRPORT, 4TH FLOOR 4200 NW 36TH STREET MIAMI, FL 33166 Yes No ! ! VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 12, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 12, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V24524-P99841 Appointment of Proxyholder I/We being holder(s) of Global Crossing Airlines Group Inc. hereby appoint: Edward J. Wegel, or failing him, Ryan Goepel, Print the name of the person you are appointing if this person is someone other than the Appointees listed. Form of Proxy - Annual Meeting to be held on December 13, 2023 This Form of Proxy is solicited by and on behalf of the Board of Directors (the "Board"). as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Shareholders of Global Crossing Airlines Group Inc. to be held at Bldg. 5A, Miami lnt'l Airport, 4th Floor, 4200 NW 36th Street, Miami, Florida, USA 33166, on Wednesday, December 13, 2023 at 10:00 a.m. Eastern Standard Time and at any adjournment or postponement thereof. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the company to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by the Board. Proxies submitted must be received by 11:59 p.m., Eastern Standard Time on December 12, 2023. OR